Exhibit 99.2

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/INAV • Cast your vote online P.O. BOX 8035, CARY, NC 27512-9903 • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-855-946-3553 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions LIVE AGENT Call 1-844-280-5347 • Speak live to a proxy specialist on a recorded line MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You can register to attend and vote at the virtual Special Meeting at www.proxydocs.com/INAV and follow the instructions. Deadline for registration is December 13, 2021 at 5:00 P.M. Eastern Time. PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 CIM Income NAV, Inc. Special Meeting of Stockholders For Stockholders of record on November 1, 2021 TIME: Tuesday, December 14, 2021 11:30 AM, Pacific Time PLACE: The 2021 Special Meeting of Stockholders of the Company to be held as a virtual meeting via a live webcast at www.proxydocs.com/INAV This proxy is being solicited on behalf of the Board of Directors The undersigned stockholder hereby appoints Nathan D. DeBacker and Laura Eichelsderfer, each as proxy and attorney-in-fact, with full power of substitution the 2021 Special as determined Meeting of by Stockholders the Board of of Directors the Company of CIM to Income be held NAV, as a Inc virtual . (the meeting “Company”), via a live on behalf webcast and on in Tuesday, the name December of the undersigned, 14, 2021 at to 11:30 attend AM, Pacific Time at www.proxydocs.com/INAV and at any and all adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of the 2021 Special Meeting of Stockholders, and the proxy statement. WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION, INCLUDING, BUT NOT LIMITED TO, THE POWER AND AUTHORITY TO ADJOURN OR POSTPONE THE MEETING TO PROVIDE MORE TIME TO SOLICIT PROXIES FOR ANY OR ALL OF THE PROPOSALS REFERENCED HEREIN. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance this card. with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

CIM Income NAV, Inc. Special Meeting of Stockholders Important Notice Regarding the Availability of Proxy Materials for the CIM Income NAV, Inc. (“INAV”) 2021 Special Meeting of Stockholders to be held on December 14, 2021. The Annual Report and Proxy Statement for this meeting are available at: www.cimgroup.com Please make your marks like this: X Use dark black pencil or pen only THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. FOR AGAINST ABSTAIN 1. A proposal to approve the merger of INAV with and into a wholly owned subsidiary of CIM Real Estate Finance Trust, Inc., a Maryland corporation (“CMFT”), pursuant to the Agreement and Plan of Merger, dated as of #P1# #P1# #P1# September 21, 2021, by and among INAV, CMFT and Cypress Merger Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of CMFT which proposal we refer to as the “Merger Proposal.” 2. A proposal to approve the amendment of the charter of INAV to remove the provisions related to “Roll-Up Transactions,” which proposal we refer to as the “Charter Amendment Proposal.” #P2# #P2# #P2# 3. A proposal to approve any adjournments of the INAV Special Meeting of Stockholders for the purposes of soliciting additional proxies if there are not sufficient votes at the meeting to approve the Merger Proposal or the Charter Amendment Proposal, if necessary or appropriate, as determined by the chair of the meeting, which #P3# #P3# #P3# proposal we refer to as the “Adjournment Proposal.” Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date